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                                                                   EXHIBIT 10.15




                                   LEASE PLAN

                           INSTALLMENT PROMISSORY NOTE
                             Variable Rate (30 Days)

                                                              Date:  May 7, 1996

        For value received, the undersigned promises to pay to the order of LEASE PLAN, U.S.A., INC. (together with any holder hereof, called "Holder") with offices located in Atlanta, Georgia, the principal sum of US One Million One Hundred and Seventy-One Thousand Dollars and No Cents (US$ 1,171,000.00) at the offices of Holder, at Atlanta, Georgia, or at any other place designated by Holder, in lawful money of the United States, together with interest, said principal sum being payable in Sixty (60) monthly installments equal to those amounts set forth in the Exhibit A attached hereto and made a part hereof, the first such installment being due on the Tenth day of June, 1996, and succeeding installments being due on the same date of each successive month thereafter, with a final installment of US Twenty-Three Thousand Two Hundred And Forty-Nine Dollars and Seventy-Four Cents (US$ 23,249.74), due on the Tenth day of May, 2001, and said interest on the unpaid principal balance being due with each installment of principal at a fluctuating rate equal to the sum of One And 80/100 percent 1.80 %) per annum and the One Month London Interbank Offered Rate (LIBOR), changes in the floating rate to take place on the first day of each month based on LIBOR published on the 15th day of the preceding month. If the 15th day of the preceding month is not a Banking Day, then such rate shall be that published on the first Banking Day immediately preceding such 15th day. "One Month London Interbank Offered Rate" shall mean the rate quoted for a term of 30 days as published daily in The Wall Street Journal. A Banking Day shall mean a day on which banks and foreign exchange markets are open for the transaction of business required for this Note in London, New York and Atlanta, as relevant to the determination to be made or the action to be taken. All interest shall be computed on the basis of a year of 360 days and the number of days actually elapsed. As of the date of this Note, the interest rate is Seven & 27/100 percent (7.27%) per annum, after this date, the rate of interest will fluctuate with changes in LIBOR as set forth above.

        This Note is secured pursuant to a certain Security Agreement between Holder and the undersigned dated August 12, 1992, and the Schedules thereto (the "Security Agreement") as well as by any other property of the undersigned in which Holder is or shall be granted a security interest.

        On the occurrence of any "Default" under the Security Agreement, the entire unpaid balance evidenced by this Note, together with all earned interest thereon, and together with all other Liabilities, at the option of Holder and without notice to undersigned shall become due and payable and may be collected forthwith, plus all costs of collection, reasonable attorney's fees if collected by or through an attorney. It is further agreed that failure of Holder to exercise this option, or indulgence granted from time to time, shall in no event be considered as a waiver of such option or stop Holder from exercising such option. The undersigned and all endorsers waive presentment, notice of dishonor, and protest. The undersigned shall pay a late charge with



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respect to each installment not paid when due equal to five percent (5%) of the amount of such installment, but not less than Five Dollars ($5.00) nor more than Forty-Five Dollars ($45.00). Installments of principal and interest not paid when due or such Liabilities otherwise maturing under the above option shall thereafter bear interest at the rate of eighteen percent (18%) per annum. The outstanding principal balance of this Note, together with all earned interest thereon, may be prepaid in whole upon any scheduled installment date after the first anniversary of the date hereof, and a penalty shall be due and payable at the time of prepayment equal to one half of one percent of the amount being prepaid for each year remaining in the original term of this Note or fraction thereof. THE UNDERSIGNED HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF THE COURT OF THE STATE OF GEORGIA AND THE FEDERAL DISTRICT COURT FOR THE NORTHERN DISTRICT OF GEORGIA, ATLANTA DIVISION, FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF ITS OBLIGATIONS HEREUNDER, AND EXPRESSLY WAIVES ANY OBJECTIONS IT MAY HAVE AS TO VENUE IN ANY SUCH COURTS. THE UNDERSIGNED HEREBY EXPRESSLY WAIVES TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT. THE RIGHTS AND PRIVILEGES OF HOLDER HEREUNDER SHALL INURE TO THE BENEFIT OF ITS SUCCESSORS AND ASSIGNS. This Note shall be governed by and construed and enforced in accordance with the laws of the State of Georgia.

        In no event shall the amount of interest (including late charges) due or payable hereunder exceed the maximum rate of interest allowed by applicable law, and in the event any such payment is inadvertently paid by the undersigned or inadvertently received by the Holder, then such excess sum shall be credited as a payment of principal, unless the undersigned shall notify the Holder, in writing, that the undersigned elects to have such excess sum returned to it forthwith. It is the express intent hereof that the undersigned not pay and the Holder not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the undersigned under applicable law.

        The undersigned authorizes and directs Lease Plan U.S.A., Inc., to pay the proceeds of the loan represented by this Note as indicated.

        PAYEES: MOTOR CARGO INC.                 AMOUNT: $1,171,000.00
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        If more than one party shall execute this Note, the term "undersigned"
as used herein shall mean all parties signing this Note and each of them, who shall be jointly and severally obligated hereunder.




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GIVEN UNDER THE HAND AND SEAL OF THE UNDERSIGNED.

[CORPORATE SEAL]

                                           MOTOR CARGO, INC.

Attest: /s/                                By: /s/
       ----------------------------           ----------------------------------
                                              Lynn H. Wheeler

                                           Title:  Vice President - Finance





Address:

P.O. BOX 2351
SALT LAKE CITY, UT  84110






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